SCHEDULE 14A INFORMATION

                Proxy Statement Pursuant to Section 14(a) of the
                Securities Exchange Act of 1934 (Amendment No. 1)

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[  ]     Preliminary Proxy Statement
[  ]     Confidential, for Use of the Commission Only (as permitted by Rule
            14a-6(e)(2))
[  ]     Definitive Proxy Statement
[X]      Definitive Additional Materials
[  ]     Soliciting Material Pursuant toss.240.14a-12

                           Jacksonville Bancorp, Inc.

                (Name of Registrant as Specified in its Charter)

                                 Not Applicable

    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box): [X] No fee required.

[  ]  Fee  computed on table below per Exchange  Act Rules  14(a)-6(i)(1)  and
      0-11.

      1)  Title of each class of securities to which transaction applies:

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      2)  Aggregate number of securities to which transaction applies:
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      3)  Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

         ----------------------------------------------------------------------
      4)  Proposed maximum aggregate value of transaction:
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      5)  Total Fee Paid:
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[ ]   Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      1)  Amount Previously Paid:
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      2)  Form, Schedule or Registration Statement No.:
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      3)  Filing Party:
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      4)  Date Filed:
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P.O. Box 4625
Atlanta, Georgia  30302
April 3, 2000


Dear Shareholder,

Enclosed is an amended proxy card to replace the proxy card mailed March 24, 2000. The previous proxy card erroneously did not include the name of one nominee for reelection to the Board of Directors. If you have already mailed the previous white proxy card, please also mail this pink amended proxy card. If you have not mailed the white card, please disregard the white proxy card and mail only the pink proxy card enclosed. We apologize for the inconvenience.

Sincerely,
SunTrust Bank, as Transfer Agent for Jacksonville Bancorp, Inc.

                               Amended Proxy Card

                           Jacksonville Bancorp, Inc.

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.


      I, the undersigned shareholder of Jacksonville Bancorp, Inc. (the "Company"), Jacksonville, Florida, do hereby nominate, constitute and appoint Cheryl L.Whalen and Scott M. Hall or any one or more of them my true and lawful proxy and attorney(s) with full power of substitution for me and in my name, place and stead, to represent and vote all of the common stock, par value $.01 per share, of the Company, held in my name on its books as of March 20, 2000, at the Annual Meeting of Shareholders to be held on Wednesday, April 26, 2000.

      PROPOSAL 1. Election of the following Directors:


      [ ]  FOR all nominees listed below              [ ] WITHHOLD Authority to
           (except as marked to the contrary below)       vote for all nominees
                                                          listed below


         Class 1                   Class 2                   Class 3
         -------                   -------                   -------

         John W. Rose              Rudolph A. Kraft          D. Michael Carter
         John R. Schultz           R.C. Mills                Melvin Gottlieb
         Price W. Schwenck         Gilbert J. Pomar, III     James M. Healey
         Gary L. Winfield, M.D.    Donald E. Roller          John C. Kowkabany
                                   Charles F. Spencer        Bennett A. Tavar

     (INSTRUCTION: To withhold authority to vote for any individual nominee write the name(s) of such nominee(s) below.)

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      THE BOARD OF DIRECTORS OF THE COMPANY RECOMMENDS A VOTE "FOR" THE ELECTION
OF EACH OF THE NOMINEES.

      PROPOSAL 2. Approval of the Stock Option Plan:


     [ ]  FOR approval of the Stock Option Plan     [ ] WITHHOLD Authority to
          Option Plan                                   approve the Stock

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THE BOARD OF  DIRECTORS  OF THE COMPANY  RECOMMENDS A VOTE "FOR" THE APPROVAL OF
THE STOCK OPTION PLAN.

      In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Annual Meeting of Shareholders.

                   IMPORTANT: PLEASE SIGN AND DATE ON REVERSE

      This proxy, when property executed, will be voted in the manner directed herein by the undersigned shareholder. If no direction is made, the proxy will be voted FOR Proposals 1 and 2. Should any other matter requiring a vote of the shareholders arise, the proxies named above are authorized to vote in accordance with their best judgment in the interest of the Company.

      ------------------------------------
      Date

      ------------------------------------
      Signature

      -------------------------------------
      Signature (if jointly held)

      ---------------------------------------
      Print Name(s) Here

IMPORTANT: Please sign exactly as your name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign the full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED ADDRESSED ENVELOPE OR OTHERWISE TO Sun Trust Stock Transfer, P.O. Box 4625, Atlanta, Georgia, 30302. IF YOU DO NOT SIGN AND RETURN A PROXY OR ATTEND THE MEETING AND VOTE, YOUR SHARES CAN NOT BE VOTED.